UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

POTBELLY CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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POTBELLY CORPORATION 500 W MADISON STREET SUITE 1000 CHICAGO, IL 60661 Your Vote Counts! POTBELLY CORPORATION 2025 Annual Meeting Vote by May 14, 2025 11 :59 PM ET You invested in POTBELLY CORPORATION and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 15, 2025. Get informed before you vote View the Notice & Proxy Statement, Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 01, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Smartphone users Point your camera here and vote without entering a ~I number *Please check the meeting materials for any special requirements for meeting attendance. Vote Virtually at the Meeting* May 15, 2025 8:00 AM CDT Virtually at: www.virtualshareholdermeeting.com/PBPB2025

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Voting Items 1. Election of eight director nominees to serve on the Board of Directors. Nominees: 01) Vann Avedisian 04) David Head 02) Joseph Boehm 05) David Near 03) Adrian Butler 06) Dave Pearson 07) Jill Sutton 08) Robert D. Wright 2. Ratification of the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 28, 2025. Board Recommends 0 For 0 For 3. A non-binding, advisory vote on a resolution approving the 2024 compensation of the Company’s named executive O For officers. 4. Approval of the amendment to the Company’s Amended and Restated 2019 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 0 For Prefer to receive an email instead